Revenue Recognition	12 Months Ended
Dec. 31, 2021
Revenue Recognition [Abstract]
Revenue Recognition
4 .	Revenue Recognition
We recognize revenue when our performance obligations under the terms of a contract with our customer are satisfied. This happens when we transfer control of our products to the customer, which generally occurs upon implantation or when title passes upon shipment. Revenue is measured as the amount of consideration we expect to receive in exchange for transferring our product. Taxes collected from customers and remitted to governmental authorities are excluded from revenues.
We sell products through two principal channels: 1) direct to healthcare institutions, referred to as direct channel accounts; and 2) through stocking distributors and healthcare dealers. In direct channel accounts and with some healthcare dealers, inventory is generally consigned to sales agents or customers so that products are available when needed for surgical procedures. No revenue is recognized upon the placement of inventory into consignment, as we retain the ability to control the inventory. Upon implantation, we issue an invoice and revenue is recognized. Consignment sales represented approximately 85 percent of our net sales in 2021. Pricing for products is generally predetermined by contracts with customers, agents acting on behalf of customer groups or by government regulatory bodies, depending on the market. Price discounts under group purchasing contracts are generally linked to volume of implant purchases by customer healthcare institutions within a specified group. At negotiated thresholds within a contract buying period, price discounts may increase. Payment terms vary by customer, but are typically less than 90 days.
With sales to stocking distributors and some healthcare dealers and hospitals, revenue is generally recognized when control of our product passes to the customer, which can be upon shipment of the product or receipt by the customer. We estimate sales recognized in this manner represented approximately 15 percent of our net sales in 2021. These customers may purchase items in large quantities if incentives are offered or if there are new product offerings in a market, which could cause period-to-period
differences in sales. It is our accounting policy to account for shipping and handling activities as a fulfillment cost rather than as an additional promised service. We have contracts with these customers or orders may be placed from available price lists. Payment terms vary by customer, but are typically less than 90 days.
We offer standard warranties to our customers that our products are not defective. These standard warranties are not considered separate performance obligations. In limited circumstances, we offer extended warranties that are separate performance obligations. We have very few contracts that have multiple performance obligations. Since we do not have significant multiple element arrangements and essentially all of our sales are recognized upon implantation of a product or when title passes, very little judgment is required to allocate the transaction price of a contract or determine when control has passed to a customer. Our costs to obtain contracts consist primarily of sales commissions to employees or third-party agents that are earned when control of our product passes to the customer. Therefore, sales commissions are expensed as part of SG&A expenses at the same time revenue is recognized. Accordingly, we do not have significant contract assets, liabilities or future performance obligations.

We offer volume-based discounts, rebates, prompt pay discounts, right of return and other various incentives which we account for under the variable consideration model. If sales incentives may be earned by a customer for purchasing a specified amount of our product, we estimate whether such incentives will be achieved and recognize these incentives as a reduction in revenue in the same period the underlying revenue transaction is recognized. We primarily use the expected value method to estimate incentives. Under the expected value method, we consider the historical experience of similar programs as well as review sales trends on a customer-by-customer
basis to estimate what levels of incentives will be earned. Occasionally, products are returned and, accordingly, we maintain an estimated refund liability based upon the expected value method that is recorded as a reduction in revenue.
We analyze sales by three geographies, the Americas; Europe, Middle East and Africa (“EMEA”); and Asia Pacific; and by the following product categories: Knees; Hips; Sports Medicine, Biologics, Foot and Ankle, Extremities and Trauma, and Craniomaxillofacial and Thoracic (“CMFT”) (“S.E.T.”); and Other.
Net sales by geography are as follows (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Americas	$4,102.1	$3,699.5	$4,148.8
EMEA	1,477.2	1,237.3	1,554.8
Asia Pacific	1,248.0	1,190.7	1,257.0

Total	$6,827.3	$6,127.5	$6,960.6

Net sales by product category are as follows (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Knees	$2,647.9	$2,378.3	$2,780.6
Hips	1,856.1	1,750.5	1,931.5
S.E.T	1,727.8	1,525.6	1,652.5
Other	595.5	473.1	596.0

Total	$6,827.3	$6,127.5	$6,960.6

In the first quarter of 2021, we updated our product category revenue reporting. Product category sales include the following changes:

•	Orthopedic robotic capital sales and services, previously reported in the Knee product category, are included in the Other product category;

•	Disposable products used in computer-assisted surgeries, previously reported in the Other product category, are included in the Knees product category;

•	CMFT products are included in the S.E.T. product category;

•	Other immaterial adjustments across product categories related to brand alignment.
Prior period product category sales have been reclassified to conform to the current presentation.